Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT
DEBT
Credit Agreement
On September 28, 2012, the Company amended and restated its revolving credit agreement with the lenders party thereto (the “Credit Agreement”), which increased the maximum facility amount from $400.0 million to $500.0 million. MRC Energy Company, which is a subsidiary of Matador and directly or indirectly holds the ownership interests in the Company’s other operating subsidiaries, other than its less-than-wholly-owned subsidiaries, is the borrower under the Credit Agreement. Borrowings are secured by mortgages on at least 80% of the Company’s proved oil and natural gas properties and by the equity interests of MRC Energy Company’s wholly-owned subsidiaries, which are also guarantors. In addition, all obligations under the Credit Agreement are guaranteed by Matador, the parent corporation. Various commodity hedging agreements with certain of the lenders under the Credit Agreement (or affiliates thereof) are also secured by the collateral of and guaranteed by certain eligible subsidiaries of MRC Energy Company.
The borrowing base under the Credit Agreement is determined semi-annually as of May 1 and November 1 by the lenders based primarily on the estimated value of the Company’s proved oil and natural gas reserves at December 31 and June 30 of each year, respectively. Both the Company and the lenders may request an unscheduled redetermination of the borrowing base once each between scheduled redetermination dates. On October 31, 2016, the borrowing base was increased from $300.0 million to $400.0 million based on the lenders’ review of the Company’s proved oil and natural gas reserves at June 30, 2016 using commodity price estimates prescribed by the lenders. This borrowing base increase was primarily attributable to increases in both the Company’s proved reserves volumes and increases in oil and natural gas prices in the latter part of 2016. All other provisions of the Credit Agreement remained unchanged. This October 2016 redetermination constituted the regularly scheduled November 1 redetermination. The Credit Agreement matures on October 16, 2020.
In the event of a borrowing base increase, the Company is required to pay a fee to the lenders equal to a percentage of the amount of the increase, which is determined based on market conditions at the time of the borrowing base increase. Total deferred loan costs were $1.3 million at December 31, 2016, and these costs are being amortized over the term of the Credit Agreement, which approximates amortization of these costs using the effective interest method. If, upon a redetermination of the borrowing base, the borrowing base were to be less than the outstanding borrowings under the Credit Agreement at any time, the Company would be required to provide additional collateral satisfactory in nature and value to the lenders to increase the borrowing base to an amount sufficient to cover such excess or to repay the deficit in equal installments over a period of six months.
During the year ended December 31, 2016, using a portion of the net proceeds from the December 2016 senior unsecured notes offering and the public offering of our common stock discussed herein, the Company repaid a total of $120.0 million of its outstanding borrowings under the Credit Agreement. At December 31, 2016, the Company had no borrowings outstanding under the Credit Agreement and approximately $0.8 million in outstanding letters of credit issued pursuant to the Credit Agreement. At February 22, 2017, the Company continued to have no borrowings outstanding under the Credit Agreement and approximately $0.8 million in outstanding letters of credit issued pursuant to the Credit Agreement.
Borrowings under the Credit Agreement may be in the form of a base rate loan or a Eurodollar loan. If the Company borrows funds as a base rate loan, such borrowings will bear interest at a rate equal to the higher of (i) the prime rate for such day or (ii) the Federal Funds Effective Rate (as defined in the Credit Agreement) on such day, plus 0.50% or (iii) the daily adjusting LIBOR rate (as defined in the Credit Agreement) plus 1.0% plus, in each case, an amount from 0.50% to 1.50% of such outstanding loan depending on the level of borrowings under the Credit Agreement. If the Company borrows funds as a Eurodollar loan, such borrowings will bear interest at a rate equal to (i) the quotient obtained by dividing (A) the LIBOR rate by (B) a percentage equal to 100% minus the maximum rate during such interest calculation period at which Royal Bank of Canada (“RBC”) is required to maintain reserves on Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System) plus (ii) an amount from 1.50% to 2.50% of such outstanding loan depending on the level of borrowings under the Credit Agreement. The interest period for Eurodollar borrowings may be one, two, three or six months as designated by the Company.
A commitment fee of 0.375% to 0.50%, depending on the unused availability under the Credit Agreement, is also paid quarterly in arrears. The Company includes this commitment fee, any amortization of deferred financing costs (including origination, borrowing base increase and amendment fees) and annual agency fees, if any, as interest expense and in its interest rate calculations and related disclosures. The Credit Agreement requires the Company to maintain a debt to EBITDA ratio, which is defined as total debt outstanding divided by a rolling four quarter EBITDA calculation, of 4.25 or less.
Subject to certain exceptions, the Credit Agreement contains various covenants that limit the Company’s ability to take certain actions, including, but not limited to, the following:

•	incur indebtedness or grant liens on any of the Company’s assets;

•	enter into commodity hedging agreements;

•	declare or pay dividends, distributions or redemptions;

•	merge or consolidate;

•	make any loans or investments;

•	engage in transactions with affiliates;

•	engage in certain asset dispositions, including a sale of all or substantially all of the Company’s assets; and

•	take certain actions with respect to the Company’s senior unsecured notes.
If an event of default exists under the Credit Agreement, the lenders will be able to accelerate the maturity of the borrowings and exercise other rights and remedies. Events of default include, but are not limited to, the following events:

•	failure to pay any principal or interest on the outstanding borrowings or any reimbursement obligation under any letter of credit when due or any fees or other amounts within certain grace periods;

•	failure to perform or otherwise comply with the covenants and obligations in the Credit Agreement or other loan documents, subject, in certain instances, to certain grace periods;

•	bankruptcy or insolvency events involving the Company or its subsidiaries; and

•	a change of control, as defined in the Credit Agreement.
The Company believes that it was in compliance with the terms of the Credit Agreement at December 31, 2016.
Senior Unsecured Notes
On April 14, 2015, Matador issued $400.0 million of 6.875% senior notes due 2023 (the “Original Notes”) in a private placement. The Original Notes are Matador’s senior unsecured obligations, are redeemable as described below and were issued at par value. The net proceeds were used to pay down a portion of the outstanding borrowings under the Credit Agreement and the debt assumed in connection with the HEYCO Merger. The Original Notes mature on April 15, 2023 and interest is payable semi-annually in arrears on April 15 and October 15 of each year.
On October 21, 2015, and pursuant to a registered exchange offer, the Company exchanged all of the privately placed Original Notes for a like principal amount of 6.875% senior notes due 2023 that have been registered under the Securities Act (the “Registered Notes”). The terms of such Registered Notes are substantially the same as the terms of the Original Notes except that the transfer restrictions, registration rights and provisions for additional interest relating to the Original Notes do not apply to the Registered Notes.
On December 9, 2016, Matador issued $175.0 million of 6.875% senior notes due 2023 (the “Additional Notes” and, collectively with the Registered Notes, the “Notes”) in a private placement (the “Notes Offering”). The Additional Notes were issued pursuant to and are governed by the same indenture governing the Original Notes (the “Indenture”). The Additional Notes were issued at 105.5% of par, plus accrued interest from October 15, 2016, resulting in an effective interest rate of 5.5%. We received net proceeds from the Notes Offering of approximately $181.5 million, including the issue premium, but after deducting the initial purchasers’ discounts and estimated offering expenses and excluding accrued interest paid by buyers of the Additional Notes. A portion of the net proceeds of the Notes Offering, along with the proceeds from the December 2016 public offering of our common stock, have been used to partially fund certain acreage acquisitions and midstream asset development, to repay outstanding borrowings under the Credit Agreement and for general corporate purposes, including capital expenditures associated with the addition of a fourth drilling rig. The Notes are our senior unsecured obligations and are redeemable as described below. The Notes mature on April 15, 2023, and interest is payable semi-annually in arrears on April 15 and October 15 of each year.
On or after April 15, 2018, Matador may redeem all or a portion of the Notes at any time or from time to time at the following redemption prices (expressed as percentages of the principal amount) plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the 12-month period beginning on April 15 of the years indicated.

Year	Redemption Price
2018	105.156%
2019	103.438%
2020	101.719%
2021 and thereafter	100.000%
At any time prior to April 15, 2018, Matador may redeem up to 35% of the aggregate principal amount of the Notes with net proceeds from certain equity offerings at a redemption price of 106.875% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date; provided that (i) at least 65% in aggregate principal amount of the Notes (including any additional notes) originally issued remains outstanding immediately after the occurrence of such redemption (excluding Notes held by Matador and its subsidiaries) and (ii) each such redemption occurs within 180 days of the date of the closing of the related equity offering.
In addition, at any time prior to April 15, 2018, Matador may redeem all or part of the Notes at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) the excess, if any, of (a) the present value at such time of (1) the redemption price of such Notes at April 15, 2018 plus (2) any required interest payments due on such Notes through April 15, 2018 discounted to the redemption date on a semi-annual basis using a discount rate equal to the Treasury Rate (as defined in the Indenture) plus 50 basis points, over (b) the principal amount of such Notes, plus (iii) accrued and unpaid interest, if any, to the redemption date.
Subject to certain exceptions, the Indenture contains various covenants that limit the Company’s ability to take certain actions, including, but not limited to, the following:

•	incur or guarantee additional debt or issue certain types of preferred stock;

•	pay dividends on capital stock or redeem, repurchase or retire its capital stock or subordinated indebtedness;

•	transfer or sell assets;

•	make certain investments;

•	create certain liens;

•	enter into agreements that restrict dividends or other payments from its Restricted Subsidiaries (as defined in the Indenture) to the Company;

•	consolidate, merge or transfer all or substantially all of its assets;

•	engage in transactions with affiliates; and

•	create unrestricted subsidiaries.
In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Matador, any Restricted Subsidiary that is a Significant Subsidiary (as defined in the Indenture) or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Events of default include, but are not limited to, the following events:

•	default for 30 days in the payment when due of interest on the Notes;

•	default in the payment when due of the principal of, or premium, if any, on the Notes;

•
failure by Matador to comply with its obligations to offer to purchase or purchase Notes when required pursuant to the change of control or asset sale provisions of the Indenture or Matador’s failure to comply with the covenant relating to merger, consolidation or sale of assets;

•	failure by Matador for 180 days after notice to comply with its reporting obligations under the Indenture;

•	failure by Matador for 60 days after notice to comply with any of the other agreements in the Indenture;

•	payment defaults and accelerations with respect to other indebtedness of Matador and its Restricted Subsidiaries in the aggregate principal amount of $25.0 million or more;

•	failure by Matador or any Restricted Subsidiary to pay certain final judgments aggregating in excess of $25.0 million within 60 days;

•	any subsidiary guarantee by a guarantor ceasing to be in full force and effect, being declared null and void in a judicial proceeding or being denied or disaffirmed by its maker; and

•
certain events of bankruptcy or insolvency with respect to Matador or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary.